66th Annual Report 1995

                           TRI-CONTINENTAL CORPORATION

                         an investment you can live with

TRI-CONTINENTAL CORPORATION INVESTS PRIMARILY TO PRODUCE LONG-TERM GROWTH OF BOTH CAPITAL AND INCOME, WHILE PROVIDING REASONABLE CURRENT INCOME.




























TY is Tri-Continental Corporation's symbol for its Common Stock on the New York Stock Exchange.

TRI-CONTINENTAL CORPORATION

To the Stockholders:                                            February 2, 1996

   Nineteen ninety-five, Tri-Continental Corporation's 66th year, was a banner year for U.S. equity markets and a good year for your Corporation. The Standard & Poor's 500 Composite Stock Price Index (S&P 500) recorded its fifth best gain since Tri-Continental was founded in 1929-only 1933, 1935, 1954, and 1958 saw larger gains. What makes 1995's gains all the more remarkable is that unlike those in prior periods, the U.S. economy was not recovering from a recession. Rather, the Federal Reserve Board accomplished a osoft landingo; that is, the U.S. economy's growth was slowed without triggering an actual contraction in overall economic activity.

   Even though the U.S. economy's growth slowed, corporate profits continued to rise. This can be attributed to a combination of slight increases in unit volumes in the U.S., expanded unit volumes internationally, and continued increases in productivity. In addition, fears of an impending recession faded. At this time last year, it was expected that inflation would increase to 3.5% or more. Instead, inflation remained below 3%. As a result, long-term interest rates declined during the year. The yield on the 30-year U.S. Treasury bond, for example, fell from 7.84% on December 29, 1994, to 5.95% on December 29, 1995.

   For Tri-Continental, 1995 was a transition year. The year began with the appointment of Charles C. Smith, Jr. as Portfolio Manager. Early in the year, we determined that efforts to increase the dividend distributions on a per share basis had begun to interfere with our ability to meet your Corporation's core investment objective of providing FUTURE GROWTH OF BOTH CAPITAL AND INCOME, WHILE PROVIDING REASONABLE CURRENT INCOME. Therefore, the Corporation's portfolio was shifted to increase the opportunity for capital appreciation and long-term dividend growth. The fixed-income component of the portfolio, which had accounted for more than 12% of assets, was reduced substantially. Proceeds were invested in U.S. equities during the first quarter in time to participate in this year's strong markets.

     These moves contributed to an improvement in Tri-Continental's investment performance. For the year, total return was 30.80% based on net asset value. Although this return lagged the S&P 500, it compared favorably to the universe of Closed-End Growth and Income Funds, which had an average total return of 30.05% for the year, as measured by Lipper Analytical Services, a prominent fund ranking service. The total return based on market price was somewhat less at 27.95%, reflecting a widening in the discount from net asset value.

TRI-CONTINENTAL CORPORATION

   At the same time that Tri-Continental's portfolio was achieving greater capital growth, it was also able to generate an increase of 1.3% in total dividends from net investment income for Common Stockholders who invested their 1994 capital gain distribution in additional shares. The net realized capital gain paid for 1995 was $169,106,048, or $2.01 per share.

   Important progress was made during the year, but our work is far from complete. Our first priority is to continue to improve the investment results of
your  Corporation.   In  addition,   your  Manager,   J.& W.   Seligman  &  Co.
Incorporated, with the approval of your Corporation's Board of Directors, has strengthened Tri-Continental's Investor Relations Program with the goal of enhancing the long-term value of being a Tri-Continental Stockholder.

   During the next several years, we will be doing more to promote and enhance Tri-Continental's image, reputation, and identity as a closed-end investment company. You'll notice some changes in your Corporation's Annual Report which were made to address commonly raised issues such as the capital gain and dividend distributions, and the Corporation's historical discount or premium. Our goal is to increase the public's understanding of the issues and opportunities of investing in Tri-Continental. We hope you find all of the information in this Report helpful.

   Looking ahead, the slowing economy, the budget negotiations, and the Presidential election are a few of the factors that may create somewhat more volatile markets. However, one thing is clear: Prices of common stocks will fluctuate, both up and down. Therefore, we will continue to practice sound investment principles and to pursue your Corporation's stated investment objectives. In doing so, we will search for, and invest in, companies that can sustain earnings growth in a challenging and competitive global business environment-strategy we believe to be key to investment performance.

   We thank you for your continued confidence in Tri-Continental Corporation and look forward to serving your investment needs in the years to come.

By order of the Board of Directors,


/s/William C. Morris
   William C. Morris
   Chairman




                                                                /s/Brian T. Zino
                                                                   Brian T. Zino
                                                                       President

TRI-CONTINENTAL CORPORATION

HIGHLIGHTS OF THE YEAR

NET INVESTMENT ASSETS were $2,506,785,758 at December 31.

NET ASSET VALUE of each share of Common Stock was $27.58 at December 31, compared to $23.70 at the start of the year. If you invested the December gain distribution in additional shares, the net asset value of each share you owned at the beginning of 1995 was equivalent to $30.03 at year end. Assuming you invested dividends and took the gain distribution in shares, your total return was 30.80%. This compares with 37.58% for common stock prices generally, as measured by the Standard & Poor's 500 Composite Stock Price Index.

INVESTMENT INCOME was $76,774,096 in 1995, compared to $79,332,941 in 1994. For Stockholders who invested the 1994 capital gain distribution in additional shares, the total 1995 investment income rose 1.3%.

OPERATING EXPENSES for the year were $14,507,036. The ratio of expenses to the average value of net assets was 0.63%, down from 1994's expense ratio of 0.64%.

DIVIDENDS DECLARED totaled $63,180,788. Preferred Stock dividends paid each quarter completed 66 years of uninterrupted payments. Total net investment income available to cover the $2.50 Preferred Stock dividend was equivalent to $82.72 per Preferred share.

Common Stock dividends, paid quarterly, totaled $0.73 per share on an average of 83,971,000 shares, compared to $0.79 in 1994 when, on average, there were approximately 5,310,000 fewer shares outstanding. Common Stock dividends per share with the 1994 capital gain distribution taken in additional shares were equivalent to $0.80 per share.

TAXABLE NET INVESTMENT gain of $220,082,721 was realized in 1995. This amounted to $2.46 per share of Common Stock outstanding at December 31, 1995. The amount of net gain realized is the result of sales of securities in the portfolio throughout the year.

UNREALIZED GAIN on investments totaled $494,660,634, or $5.53 per share of Common Stock outstanding at December 31, 1995.

DISTRIBUTION OF REALIZED GAIN

Your Directors declared a distribution of $2.01 per Common share from taxable net gains realized through October 31, 1995, consisting of $1.86 from net long-term gains and $.15 from net short-term gains, which was paid on December 27 to Stockholders of record on December 8.

The Corporation was required to distribute to Common Stockholders the total undistributed net capital gains realized through October 31, 1995, to avoid a 4% federal excise tax. The undistributed net capital gain realized from November 1, 1995, to December 31, 1995, remains a part of the underlying market value of Common Stock shares as of December 31, 1995. This amount will be distributed to Common Stockholders during 1996, at which time Common Stockholders will be subject to federal income taxes on the amount distributed.

The number of shares of Common Stock issued to those who took the December payment in shares was determined by dividing the total dollar amount payable by $22.625, the mean of the high and low market prices on the New York Stock Exchange on December 18. Distributions should be takenainto account in measuring the results of an investment in Tri-Continental Common Stock, andashould be taken in shares if you wish your investment to benefit from the full effect of compounding.

TRI-CONTINENTAL CORPORATION

ASSETS AT YEAR END:                                    1995                   1994
                                                ---------------         ---------------
Total assets ...............................    $ 2,528,405,417         $ 2,049,281,845
  Amounts owed .............................         21,619,659              17,546,369
                                                ---------------         ---------------
NET INVESTMENT ASSETS ......................    $ 2,506,785,758         $ 2,031,735,476
  Preferred Stock, at par value ............         37,637,000              37,637,000
                                                ---------------         ---------------
Net assets for Common Stock ................    $ 2,469,148,758         $ 1,994,098,476
                                                ===============         ===============
Common shares outstanding ..................         89,512,184              84,144,106
NET ASSETS BEHIND EACH
  COMMON SHARE .............................            $ 27.58                 $ 23.70
With 1995 gain distribution
  taken in shares ..........................            $ 30.03                      --

TAXABLE GAIN:

Net capital gain realized ..................    $   220,082,721         $   149,773,270
  Per Common share .........................             $ 2.46                  $ 1.90
Undistributed capital gains, end of year ...    $    50,976,673                      --
  Per Common share, end of year ............              $ .57                      --
Unrealized capital gain, end of year .......    $   494,660,634         $   191,363,863
  Per Common share, end of year ............             $ 5.53                  $ 2.27

DISTRIBUTION OF CURRENT YEAR'S GAIN:
  Per Common share* ........................             $ 2.01                  $ 1.90

INCOME:

Total income earned ........................    $    76,774,096         $    79,332,941
  Expenses .................................         14,507,036              13,705,939
  Preferred Stock dividends ................          1,881,850               1,881,850
                                                ---------------         ---------------
Income for Common Stock ....................    $    60,385,210         $    63,745,152
                                                ===============         ===============

DIVIDENDS PER COMMON SHARE                                $ .73                   $ .79
  With December 1994 gain
  distribution taken in shares .............              $ .80                      --

*The Corporation's net capital gain realized for the year 1995 was $2.46 per share of Common Stock outstanding at December 31, 1995. However, the Corporation was required to distribute only the total undistributed net capital gains realized through October 31, 1995, ($2.01) to avoid a 4% federal excise tax. The undistributed net realized capital gain remains a part of the underlying market value of Common Stock shares as of December 31, 1995. This amount will be distributed to Common Stockholders during 1996, at which time Common Stockholders will be subject to federal income taxes on the amount received.

TRI-CONTINENTAL CORPORATION

INTERVIEW WITH YOUR PORTFOLIO MANAGER

                  CHARLES C. SMITH, JR. is a Managing Director of J. & W. Seligman & Co. Incorporated and has been Portfolio Manager of Tri-Continental Corporation since January 1, 1995. Mr. Smith is also Portfolio Manager and Vice President of Seligman
   [photo] Common Stock Fund and Seligman Income Fund. He is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Common Stock and Income portfolios. Mr. Smith joined Seligman in 1985 as Vice President, Investment Officer. He was promoted to Senior Vice President, Senior Investment Officer in August 1992, andatoaManaging Director in January 1994.


ECONOMIC FACTORS AFFECTING YOUR CORPORATION

"Contrary to 1994's restrictive monetary policy, the Federal Reserve Board took a more accommodating stance in 1995, lowering short-term interest rates twice. This action gave investors more confidence in the near-term growth prospects for the U.S. economy and contributed to the strength of the U.S. equity markets which, in turn, benefited the prices of many of the companies owned by Tri-Continental."

YOUR CORPORATION'S INVESTMENT STRATEGY

"1995 was a transition year for Tri-Continental. Emphasis was placed on increasing investments in equities relative to fixed income securities equity securities over fixed-income investments, with the expectation of strong stock market performance in 1995. Tri-Continental's bond investments, all very short in maturity, were sold and the assets were redeployed into equities. This was done in an effort to increase the opportunity for capital appreciation and at the same time to maintain income at or above 1994 levels for those Stockholders investing capital gain distributions in additional shares. In fact, there was a modest 1.3% increase in 1995's income over 1994 for those Stockholders who invested their 1994 capital gain distribution in additional shares.

"With regard to our particular investment philosophy, we remain broadly diversified, choosing to focus on identifying and investing in companies we believe have the strongest relative earnings growth and attractive valuations in each industry group. We believe using this strategy consistently is the best method of achieving your Corporation's investment objective of providing future growth of both capital and income, while providing reasonable current income."


INDIVIDUAL SECTOR PERFORMANCE

"As one might expect, interest rate sensitive issues were the strongest performers in Tri-Continental's portfolio in 1995, as they benefited from the significant decline in interest rates. The economically sensitive capital goods industry also did very well, especially Aerospace stocks which continued to appreciate, responding to consolidation in that industry. In addition, health care related securities rebounded from their depressed levels in 1994 and the technology sector had a strong year, in spite of some weakness in the fourth quarter.

TRI-CONTINENTAL CORPORATION

"Our decision to greatly reduce your Corporation's exposure to Real Estate Investment Trusts (REITs) proved particularly timely as those issues significantly lagged the stock market, notwithstanding the high yields and interest rate sensitivity that is generally associated with REITs.

"As part of your Corporation's investment policy, it may invest up to 10% of assets directly in international markets. By investing in non-U.S. markets we look to add value for Tri-Continental Stockholders by seeking greater diversification, less year-to-year volatility, and a higher expected return over the long term. However, in shorter periods when international markets lag the U.S. markets, such as 1995, international exposure can dampen overall investment results. Seligman Henderson Co., the joint venture between J. &W. Seligman &Co. Incorporated and Henderson Administration Group, plc in London, is responsible for Tri-Continental's international investments."


LOOKING AHEAD

"In 1996, we will continue to focus on achieving Tri-Continental's objectives by investing primarily in common stocks. We will also maintain modest exposure to convertible stocks and bonds, in an effort to generate slightly higher income. We will use a disciplined process of identifying issues with the best relative earnings growth in each industry group, as opposed to making large sector bets. While 1996 may not produce the same dramatic rise in share prices as did 1995, the opportunity exists to make attractive investments that should prove to be successful long-term holdings, regardless of any near-term price volatility."

TRI-CONTINENTAL CORPORATION

DIVERSIFICATION OF ASSETS
The diversification of portfolio holdings by industry on December 31, 1995, was as follows. Individual securities owned are listed on pages 18 to 26.

                                                                                                                   Percent of
                                                                                                                 Net Investment
                                                                                                                     Assets
                                                                                                              ------------------
                                                                                                                  December 31,
                                                         Issues             Cost                Value           1995     1994
                                                       --------       --------------       --------------      ------   ------
Net Cash and Short-Term
 Holdings                                                     2       $  171,852,821       $  171,852,821        6.9%     4.2%
Tri-Continental
 Financial Division                                           4           25,844,937           31,049,388        1.2      1.3
U.S. Government Securities                                   --                   --                   --         --      3.3
Corporate Bonds                                              --                   --                   --         --      2.2
                                                           ----       --------------       --------------      ------   ------
                                                              6       $  197,697,758       $  202,902,209        8.1%    11.0%
                                                           ----       --------------       --------------      ------   ------
Common Stocks and
 Convertible Issues:
 Aerospace                                                    5       $   66,497,563       $   93,284,375        3.7%     1.7%
 Automotive and related                                       8           75,563,674           86,554,958        3.4      4.0
 Basic materials                                              3           22,664,338           24,734,375        1.0      3.7
 Building and construction                                    2           26,396,485           32,025,000        1.3      0.9
 Chemicals                                                    8           88,793,252          106,617,169        4.3       --
 Communications                                              10           80,664,644          106,275,030        4.2      4.0
 Computer and business services                               7           74,328,448           97,261,267        3.8      5.2
 Consumer goods and services                                 20          239,057,233          319,582,421       12.7     10.6
 Diversified                                                  7           82,642,017          100,431,387        4.0      5.2
 Drugs and health care                                        9          112,250,275          164,619,375        6.6      5.8
 Electric and gas utilities                                   6           48,496,329           56,952,450        2.3      2.3
 Electronics                                                  5           49,112,681           57,801,875        2.3      2.8
 Energy                                                      12          148,520,052          193,435,597        7.7      9.4
 Entertainment and leisure                                    4           23,829,269           31,460,000        1.3      1.2
 Environmental management                                     1            8,125,060            7,375,000        0.3      0.7
 Finance and insurance                                       20          188,301,799          276,618,727       11.1     10.5
 Manufacturing and
  industrial equipment                                       11          117,441,619          144,477,397        5.8      7.9
 Packaging and paper                                          1            3,317,500            3,397,500        0.1      1.1
 Paper and forest products                                    5           54,833,303           66,691,542        2.7       --
 Publishing                                                   5           45,491,318           54,719,248        2.2      0.3
 Real estate investment trusts                                4           31,011,962           37,912,500        1.5      4.9
 Retail trade                                                 9          145,127,983          156,851,521        6.3      4.4
 Steel                                                        2           30,086,875           25,090,625        1.0       --
 Transportation                                               5           51,873,687           59,714,210        2.3      1.9
 Miscellaneous                                               --                   --                   --         --      0.5
                                                           ----       --------------       --------------      ------   ------
                                                            169       $1,814,427,366       $2,303,883,549       91.9%    89.0%
                                                           ----       --------------       --------------      ------   ------
NET INVESTMENT ASSETS                                       175       $2,012,125,124       $2,506,785,758      100.0%   100.0%
                                                           ====       ==============       ==============      ======   ======


TRI-CONTINENTAL CORPORATION

LARGEST PORTFOLIO CHANGES
October 1 to December 31, 1995

                                       Shares
                                 ------------------
                                           Holdings
ADDITIONS                        Increase  12/31/95
                                 --------  --------
COMMON STOCKS
ALLTEL Corporation                500,000   500,000
Frontier Corporation              400,000   400,000
Intel Corporation                 300,000   300,000
International Paper
  Company                         350,000   350,000
Lockheed Martin
  Corporation                     200,000   200,000
Lowe's Companies, Inc.            600,000   600,000
The Pep Boys--Manny,
  Moe and Jack                    500,000   500,000
RJR Nabisco Holdings
  Corporation                     500,000   500,000
Sara Lee Corporation              600,000   600,000
Teradyne, Inc.                    500,000   500,000



                                       Shares
                                 ------------------
                                           Holdings
REDUCTIONS                       Decrease  12/31/95
                                 --------  --------

COMMON STOCKS
Aetna Life and Casualty
  Company                         225,000        --
Bell Atlantic Corporation         300,000        --
Federal National Mortgage
  Association                     100,000   100,000
General Electric Company          200,000   500,000
NYNEX Corporation                 500,000        --
PacifiCorp.                     1,000,000        --
Procter & Gamble
  Company                         150,000   250,000
SCEcorp.                          750,000        --
Southern Company                1,000,000        --
The Williams Companies,
  Inc.                            300,000   400,000

Largest portfolio changes are based on cost of purchases or proceeds from sales of securities.


10 LARGEST HOLDINGS
December 31, 1995

                                                                     Increase (Decrease)
                                     December 31, 1995               in Per Share Price
                                ---------------------------        ----------------------
                                    Cost            Value              For       Since
                                   (000s)          (000s)             1995      Purchase
                                ----------      ----------         ---------  -----------
General Electric Company          $ 16,079        $ 36,000            41.2%        123.9%
Colgate-Palmolive Company           23,199          31,613            10.8          36.3
Kimberly-Clark Corporation          17,211          28,963            63.9          68.3
Amoco Corporation                   20,362          28,750            21.6          41.2
American International
  Group, Inc.                       10,386          27,750            (5.6)        167.2
Eastman Kodak Company               18,336          26,800            40.3          46.2
GTE Corporation                     13,675          26,400            44.9          93.1
May Department Stores
  Company                           22,535          25,350            25.2          12.5
Morgan (J.P.) & Co., Inc.           18,721          24,075            28.6          28.6
Exxon Corporation                   15,838          24,038            31.9          51.8
                                ----------      ----------
                                  $176,342        $279,739
                                ==========      ==========

TRI-CONTINENTAL CORPORATION

   Tri-Continental is a closed-end investment company whose stock is listed on the New York Stock Exchange. Unlike mutual funds, whose shares sell at net asset value, the market price of Tri-Continental stock is set by the forces of supply and demand. Therefore, the market price of Tri-Continental's stock can be above its net asset value, selling at a PREMIUM, or below its net asset value, selling at a DISCOUNT.


TRI-CONTINENTAL'S CURRENT DISCOUNT IN PERSPECTIVE

   The chart below shows Tri-Continental's year-end premiums or discounts for the 20 years ended December 31, 1995. During this period, the premium was as high as 2.45% at December 31, 1986, and the discount was as wide as 25.12% on December 31, 1980. The median discount was 13.75%. Tri-Continental's year-end 1995 discount of 17.97% is wider than the 16.14% discount at year-end 1994 and is within the third quartile of the premium/discount range experienced in the past 20 years.

  [The following table represents a chart which appears in the printed report]


                              Premium/Discount Range
                                    1976-1995
                              ----------------------
                                  1976 ... -21%
                                  1977 ... -12%
                                  1978 ... -22%
                                  1979 ... -23%
                                  1980 ... -25%
                                  1981 ... -20%
                                  1982 ... -8%
                                  1983 ... -5%
                                  1984 ... -2%
                                  1985 ... -1%
                                  1986 ...  2%
                                  1987 ... -14%
                                  1988 ... -18%
                                  1989 ... -16%
                                  1990 ... -13%
                                  1991 ... -3%
                                  1992 ... -9%
                                  1993 ... -14%
                                  1994 ... -16%
                                  1995 ... -18%

   Tri-Continental's discounts and premiums experienced in the past 20 years are generally consistent with many other closed-end Funds with similar investment objectives.

TRI-CONTINENTAL CORPORATION


A PRUDENT WAY TO PROTECT AND INCREASE ASSETS

   Regardless of the changes in the discount or premium, an investment in Tri-Continental has been a good way to protect and increase assetsueven over periods as short as five years. The chart below illustrates how a $10,000 investment grew in each five-year period in the past 20 years. The table lists these periods in order of the greatest WIDENING of the discount to the greatest NARROWING of the discount ("Percentage Point Difference").

     5-Year              Premium/Discount      Percentage    Market Value of   Cost of Living
----------------      ---------------------       Point      $10,000 at End    Adjustment for    Increase in
 Holding Period         Start          End     Difference       of Period*          $10,000      Buying Power
----------------      --------     --------    ----------    --------------    ---------------   ------------
Dec. 31, 84-89          -1.91%      -16.18%       -14.27        $21,063            $11,975          $ 9,088
Dec. 31, 83-88          -4.69%      -18.26%       -13.57         16,128             11,895            4,233
Dec. 31, 85-90          -1.36%      -13.11%       -11.75         16,169             12,242            3,927
Dec. 31, 82-87          -7.58%      -13.85%        -6.27         18,826             11,824            7,002
Dec. 31, 86-91          +2.45%       -2.87%        -5.32         18,262             12,480            5,782
Dec. 31, 90-95         -13.11%      -17.97%        -4.86         18,079             11,480            6,599
Dec. 31, 75-80         -21.88%      -25.12%        -3.24         21,291             15,550            5,741
Dec. 31, 89-94         -16.18%      -16.14%        +0.04         14,618             11,872            2,746
Dec. 31, 76-81         -20.52%      -20.44%        +0.08         16,660             16,151              509
Dec. 31, 77-82         -12.01%       -7.58%        +4.43         25,115             15,717            9,398
Dec. 31, 88-93         -18.26%      -13.60%        +4.66         21,244             12,100            9,144
Dec. 31, 87-92         -13.85%       -9.03%        +4.82         21,152             12,296            8,856
Dec. 31, 78-83         -21.77%       -4.69%       +17.08         31,388             14,963           16,425
Dec. 31, 79-84         -22.54%       -1.91%       +20.63         26,287             13,729           12,558
Dec. 31, 81-86         -20.44%       +2.45%       +22.89         33,969             11,755           22,214
Dec. 31, 80-85         -25.12%       -1.36%       +23.76         26,834             12,665           14,169

*Adjusted for the effect of the 1992 rights offering.


   During the five-year holding period Dec. 31, 84-89, for example, Tri-Continental's discount widened to 16.18% from 1.91%--a 14.27 percentage point change. Even so, a $10,000 investment in Tri-Continental at the beginning of this period (December 31, 1984) would have more than doubled to $21,063 at the end of the period (December 31, 1989). To keep up with inflation (the Consumer Price Index) in this five-year period, $10,000 would have had to increase to $11,975. Therefore, a Tri-Continental investor's buying power would have increased by $9,088 ($21,063-$11,975).

   A narrowing of the discount is generally associated with even better results. The five years ended December 31, 1985, for example, experienced the greatest narrowing of the discount--by 23.76 percentage points. A $10,000 investment made at the beginning of this period (December 31, 1980) was worth $26,834 at the end of the period (December 31, 1985). To keep up with inflation in this five-year period, $10,000 would have had to increase to $12,665. Therefore, a Tri-Continental investor's buying power would have increased by $14,169 ($26,834-$12,665).

   The information provided is based on past performance, which is no guarantee of future results, and excludes any commissions or costs associated with the purchase of Tri-Continental shares. In addition, capital gain and dividend distributions taken in additional shares are subject to personal income tax in the year earned. The examples shown do not reflect the effect of such taxes.

   THE EXAMPLES IN THE TABLE ASSUME THE INVESTMENT OF BOTH CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS IN ADDITIONAL SHARES--BOTH ARE IMPORTANT TO YOUR PARTICIPATION IN THE FUTURE GROWTH OF BOTH CAPITAL AND INCOME PROVIDED BY TRI-CONTINENTAL.

TRI-CONTINENTAL CORPORATION

THE WAY TO BUILD YOUR CAPITAL INVESTMENT IN TRI-CONTINENTAL

   In order for a Common Stockholder to fully realize the opportunity for capital appreciation of his or her investment in Tri-Continental, capital gain distributions must be invested in additional shares. Taking capital gain distributions in cash, as opposed to investing them in additional shares, is comparable to an investor selling an individual security at a profit and only reinvesting the original cost of the investment. Such a strategy would maintain only the value of the investor's portfolio at the original investment amount. Of course, the portfolio's value would also reflect any unrealized gains or losses.

   The following table illustrates how investing capital gain distributions in additional shares contributes to the capital appreciation of an investment in Tri-Continental. As an example of how to use this table, let's look at 1,000 shares of Tri-Continental purchased on December 31, 1975, at a cost of $18.50 per share ($18,500). In 1976, the realized capital gain distribution of $0.66 per share would have been worth $660-enough to purchase an additional 30.88 shares. Had this process of investing capital gain distributions in additional shares continued, by the end of 1995 the initial 1,000 share purchase would have grown to a holding of 6,060.37 shares. At the year-end 1995 market price of $22.625, the market value of the initial $18,500 investment would have increased to $137,116. By contrast, had the capital gain distributions not been invested in additional shares over the 20-year period, the initial investment of $18,500 would be worth only $22,625 (1,000 shares x $22.625) at December 31, 1995.


                               Year-End
                Gain Paid      New Shares      Number of         Year-End          Year-End
   Year         Per Share       Received        Shares         Market Price       Market Value
----------     ----------     ------------    ----------       ------------      -------------
   1975             --               --        1,000.00           $18.500           $ 18,500
   1976          $0.66            30.88        1,030.88            22.000             22,679
   1977           1.19            60.21        1,091.09            20.625             22,504
   1978           1.21            71.36        1,162.45            17.625             20,488
   1979           1.01            67.33        1,229.78            19.875             24,442
   1980           1.08            64.78        1,294.56            23.625             30,584
   1981           1.64           103.25        1,397.81            20.750             29,005
   1982           2.72           211.23        1,609.04            26.875             43,243
   1983           1.48            94.54        1,703.58            29.375             50,043
   1984           4.46           324.17        2,027.75            24.875             50,440
   1985           2.40           197.63        2,225.38            29.375             65,371
   1986           6.96           572.44        2,797.82            28.625             80,088
   1987           3.73           475.75        3,273.57            20.625             67,517
   1988           1.25           205.88        3,479.45            19.250             66,979
   1989           2.55           394.34        3,873.79            23.000             89,097
   1990           1.60           280.14        4,153.93            21.375             88,790
   1991           1.80           287.58        4,441.51            27.750            123,252
   1992*          1.67           282.05        4,723.56            25.500            120,451
   1993           1.80           360.84        5,084.40            23.750            120,754
   1994           1.90           481.50        5,565.90            19.875            110,622
   1995           2.01           494.47        6,060.37            22.625            137,116

*Adjusted for the effect of the 1992 rights offering.


TRI-CONTINENTAL CORPORATION

THE WAY TO INCREASE DIVIDEND INCOME
   The following chart COMPARES the year-end annual dividend income paid on 1,000 shares of Tri-Continental purchased on December 31, 1975, at a total price of $18,500, WITH and WITHOUT the capital gain distributions invested in additional shares. Although the per-share dividends for these two strategies are identical, the increase in shares due to the investment of capital gain distributions has a significant impact on the total yearly dividend incomeuan impact that builds over time. In 1995, the total dividend income was $4,063 for the individual who had invested his or her capital gain distributions in additional shares over the 20-year period. By contrast, for the individual who failed to invest capital gain distributions in additional shares, the share balance would have remained at 1,000 and just $730 in total income would have been produced in 1995.

  [The following table represents a chart which appears in the printed report]

                                    GROWING DIVIDEND INCOME

                      Annual dividend income          Annual divident income
                    with capital gains invested   without capital gains invested
                      in additional shares.           in additional shares.

1976 ..............         $  660                           $  660
1977 ..............         $1,080                           $  990
1978 ..............         $1,230                           $1,060
1979 ..............         $1,300                           $1,060
1980 ..............         $1,471                           $1,140
1981 ..............         $1,601                           $1,150
1982 ..............         $1,731                           $1,080
1983 ..............         $1,851                           $1,090
1984 ..............         $2,290                           $1,130
1985 ..............         $2,310                           $1,040
1986 ..............         $2,351                           $  970
1987 ..............         $2,490                           $  890
1988 ..............         $2,650                           $  810
1989 ..............         $2,920                           $  840
1990 ..............         $3,330                           $  860
1991 ..............         $3,240                           $  780
1992 ..............         $3,500                           $  780
1993 ..............         $3,771                           $  800
1994 ..............         $4,011                           $  790
1995 ..............         $4,063                           $  730

*Adjusted for the effect of the 1992 rights offering.


THE WAY TO MAXIMIZE VALUE AND FUTURE INCOME
For those individuals who do not need current income, reinvesting dividend income as well as capital gain distributions produces an even more rapid accumulation of Tri-Continental shares with a commensurate increase in both value and future income. This chart illustrates how an investment in Tri-Continental accumulates over a 20-year period through the investment of capital gain distributions ONLY, and through the investment of BOTH dividends and capital gains.


                           BUILDING WEALTH AND INCOME


                                     No Investment      Invest Capital   Invest Capital Gains
                                    of Distributions      Gains Only         and Dividends
                                    ----------------    --------------   --------------------
                                         1000.00              6060.37          13656.15

Market Value at December 31, 1995     $22,625.00          $137,116.00       $308,970.00
1995 Dividend Income                  $   730.00          $  4,063.00       $  8,981.00

*Adjusted for the effect of the 1992 rights offering.

Had you choosen to invest BOTH capital gain and dividend distributions in additional shares, at the end of 1995 you would have had 13,656.15 shares with a total market value of $308,970, and $8,981 in total income would have been produced in 1995.

TRI-CONTINENTAL CORPORATION

STOCKHOLDER SERVICES
Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

PURCHASES OF COMMON STOCK. Under the Automatic Dividend Investment and Cash Purchase Plan, and other Stockholder plans, purchases of Common Stock were made by the Corporation in the open market and from Stockholders participating in withdrawal plans to satisfy Plan requirements. Those shares were then sold to Stockholders using the Plan. During 1995, 1,890,436 shares were purchased by Stockholders through the Plan.

The Corporation may make additional purchases of its Common Stock in the open market at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during 1995.

INDIVIDUAL RETIREMENT ACCOUNT TRUST (IRA) is available to individuals under age 70 1/2 who have earned income. The maximum annual deductible individual contribution is $2,000. A married person with a non-working spouse may set aside $2,250 annually, while a working couple may shelter up to $4,000 a year. If your adjusted gross income as a single person exceeds $25,000 a year, or as a married couple filing jointly exceeds $40,000, and you or your spouse are participating in an employer's retirement plan, your deduction for the IRA contribution is reduced or eliminated. To the extent that your deduction for an IRA contribution is reduced, you will be able to make a non-deductible contribution, the earnings on which accumulate tax-free. The IRA allows you to invest for your retirement, to defer taxes on dividends and gain distributions, and to provide benefits for your spouse, if you wish.

ROLLOVER IRAS. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into an IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. However, if you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

RETIREMENT PLANNING -- QUALIFIED PLANS. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that were previously available only to corporations. Maximum contribution levels are 25% of earned income (reduced by plan contributions), up to $30,000 per participant for pension plans, and 15%, up to $30,000, for profit-sharing plans. For retirement plan purposes, no more than $150,000 may be taken into account as earned income under the plan in 1995 and future years (subject to adjustments to reflect cost of living increases). Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer's retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director's fees.

TRI-CONTINENTAL CORPORATION

RETIREMENT PLAN SERVICES provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the Continental U.S.

GIFTS FREE OF FEDERAL TAX are often made using Tri-Continental Common Stock. You may give as much as $10,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $20,000 a year.

THE AUTOMATIC CASH WITHDRAWAL PLAN enables owners of Common shares with a market value of $5,000 or more to receive a fixed amount from their investment at regular intervals. Investors use the plan to supplement current or retirement income, for educational expenses, or for other purposes.



FEDERAL TAXES
Quarterly dividends paid on both the Preferred and Common Stocks for 1995, and the distribution from net short-term gain of $0.15 per Common share paid on December 27, are subject to federal income tax as "ordinary income." Under the Internal Revenue Code, 63% of such 1995 ordinary dividend income paid to Common and Preferred Stockholders qualifies for the dividend received deduction available to corporate stockholders. In order to claim the dividend received deduction on these distributions, corporate stockholders must have held the shares for at least 46 days.

The distribution of $1.86 from net long-term gain realized on investments through October 31, 1995 was paid to Common Stockholders on December 27, 1995. The long-term gain is designated as a "capital gain dividend" for federal income tax purposes and is taxable to stockholders in 1995 as a long-term gain from the sale of capital assets no matter how long Tri-Continental Common may have been owned. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less from date of purchase, any loss would be treated as long-term to the extent it offsets the long-term gain distribution.

The tax cost basis of shares acquired by investing the December 27 capital gain and dividend distributions in additional shares was $22.625 per share.

INTEREST ON U.S. GOVERNMENT OBLIGATIONS. Certain states do not tax dividends paid by regulated investment companies, such as Tri-Continental, to the extent the income is derived from interest on U.S. Government obligations. Tax treatment varies by state, and it is suggested that you consult your tax advisor. Information regarding that portion of dividends derived from interest on U.S. Government obligations and other relevant information was included in the 1995 Important Tax Information attached to your combined Form 1099-DIV/B.

TRI-CONTINENTAL CORPORATION

ASSETS AND LIABILITIES DECEMBER 31, 1995
ASSETS:
Investments at value:
 Common stocks (cost--$1,651,233,536)                               $2,122,406,050
 Convertible issues (cost--$163,193,830)                               181,477,499
 Tri-Continental Financial Division
  (cost--$25,844,937)                                                   31,049,388
 Short-term holdings (cost--$103,000,000)                              103,000,000         $2,437,932,937
                                                                    --------------
Cash                                                                                           58,174,154
Receivable for securities sold                                                                 23,323,577
Receivable for dividends and interest                                                           8,445,860
Investment in, and expenses prepaid to, stockholder
 service agent                                                                                    412,720
Other                                                                                             116,169
                                                                                           --------------
Total Assets                                                                               $2,528,405,417
                                                                                           --------------
LIABILITIES:
Payable for securities purchased                                                             $ 18,995,694
Dividends payable                                                                                 470,463
Accrued expenses, taxes, and other                                                              2,153,502
                                                                                           --------------
Total Liabilities                                                                            $ 21,619,659
                                                                                           --------------
NET INVESTMENT ASSETS                                                                      $2,506,785,758
  Preferred Stock, at $50 par value                                                            37,637,000
                                                                                           --------------
NET ASSETS FOR COMMON STOCK                                                                $2,469,148,758
                                                                                           ==============
  Net Assets per share of Common Stock
  (market value--$22.625)                                                                          $27.58
                                                                                                   ======
CAPITAL STOCK AND SURPLUS DECEMBER 31, 1995
CAPITAL STOCK:
 $2.50 Cumulative Preferred Stock, $50 par value,
  asset coverage per share--$3,330.21
  Shares authorized--1,000,000; issued
  and outstanding--752,740                                                                    $ 37,637,000
 Common Stock, $.50 par value:
  Shares authorized--99,000,000; issued
  and outstanding--89,512,184                                                                   44,756,092

SURPLUS:
 Capital surplus                                                                            1,877,880,677
 Undistributed net investment income                                                              880,537
 Undistributed net realized gain                                                              50,976,673
 Net unrealized appreciation of investments                                                   490,956,402
 Net unrealized appreciation on translation of assets
  and liabilities denominated in foreign currencies*                                            3,698,377
                                                                                           --------------
                                                                                           $2,506,785,758
                                                                                           ==============


------------
*Includes unrealized  appreciation on translation of investments  denominated in foreign currencies of $3,704,232.
See notes to financial statements.

TRI-CONTINENTAL CORPORATION

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1995

INVESTMENT INCOME:
 Dividends ................................................           $ 61,308,556
 Interest .................................................             15,430,041
                                                                      ------------
Total investment income (net of foreign taxes
  withheld of $554,215) ...................................                                  $ 76,738,597

EXPENSES:
 Management fee ...........................................            $ 9,761,371
 Stockholder account and
  registrar services ......................................              3,374,961
 Stockholder reports and
  communications ..........................................                560,981
 Stockholders' meeting ....................................                215,871
 Directors' fees and expenses .............................                195,424
 Auditing and legal fees ..................................                188,390
 Registration .............................................                 72,361
 Miscellaneous ............................................                137,677
                                                                      ------------
Total expenses ............................................                                   14,507,036
                                                                                            ------------
NET INVESTMENT INCOME .....................................                                 $ 62,231,561*
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
 Net realized gain on investments .........................           $219,387,584
 Net realized gain from foreign
  currency transactions ...................................                730,636
 Net change in unrealized appreciation
  of investments ..........................................            301,589,307
 Net change in unrealized appreciation
  on translation of assets and liabilities
  denominated in foreign currencies .......................              1,694,560
                                                                      ------------
Net gain on investments and foreign
 currency transactions ....................................                                  523,402,087
                                                                                             -----------
INCREASE IN NET INVESTMENT ASSETS
 FROM OPERATIONS ..........................................                                 $585,633,648
                                                                                            ============

------------
*Net investment income available for Common Stock is $60,385,210, which is net of Preferred Stock dividends of $1,881,850, and includes net realized ordinary gains from foreign currency transactions of $35,499.

See notes to financial statements.

TRI-CONTINENTAL CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS


                                                      Year Ended December 31,
                                              ---------------------------------
                                                    1995              1994
                                              ---------------   ---------------
OPERATIONS:
Net investment income ........................$    62,231,561   $    65,971,543
Net realized gain on investments .............    219,387,584       149,714,043
Net realized gain (loss) from foreign
currency transactions ........................        730,636          (285,314)
Net change in unrealized appreciation
of investments ...............................    301,589,307      (282,010,077)
Net change in unrealized appreciation on
translation of assets and liabilities
denominated in foreign currencies ............      1,694,560         2,003,817
                                              ---------------   ---------------
Increase (decrease) in net investment
assets from operations .......................$   585,633,648   $   (64,605,988)
                                              ---------------   ---------------
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
Preferred Stock (per share: $2.50 and $2.50) .$    (1,881,850)  $    (1,881,850)
Common Stock (per share: $.73 and $.79) ......    (61,298,938)      (62,142,379)
                                              ---------------   ---------------
                                              $   (63,180,788)  $   (64,024,229)
Net realized gain on investments:
Common Stock (per share: $2.01 and $1.90) ....   (169,106,048)     (149,879,009)
                                              ---------------   ---------------
Decrease in net investment assets
from distributions ...........................$  (232,286,836)  $  (213,903,238)
                                              ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued
at market price in gain distributions
(5,310,869 and 5,366,690 shares) .............$   120,158,419   $   107,671,901
Value of shares of Common Stock issued
for investment plans (1,890,436 and
2,106,411 shares) ............................     42,080,503        46,577,919
Cost of shares purchased
for investment plans (1,837,697
and 2,142,604 shares) ........................    (40,543,318)      (47,855,965)
Net proceeds from issuance of shares of
Common Stock upon exercise of
Warrants (4,470 and 824 shares) ..............          7,866             1,549
                                              ---------------   ---------------
Increase in net investment assets
from capital share transactions ..............$   121,703,470   $   106,395,404
                                              ---------------   ---------------
Increase (decrease) in net investment
assets .......................................$   475,050,282   $  (172,113,822)

NET INVESTMENT ASSETS:
Beginning of year ............................  2,031,735,476     2,203,849,298
                                              ---------------   ---------------
End of year (including undistributed
net investment income of $880,537
and $1,794,265) ..............................$ 2,506,785,758   $ 2,031,735,476
                                              ===============   ===============

__________
See notes to financial statements.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS                                                                 December 31, 1995

                                                                           Shares               Value
                                                                         __________          ____________

COMMON STOCKS - 84.7%
AEROSPACE - 3.7%
BOEING COMPANY                                                             225,000           $ 17,634,375
  Aircraft manufacturer
GENERAL MOTORS CORPORATION CLASS "H"                                       400,000             19,650,000
  Diversified aerospace manufacturer--missiles, satellites,
    and communication systems
LOCKHEED MARTIN CORPORATION                                                200,000             15,800,000
  Missiles and space systems, aeronautical systems, technology services
LORAL CORPORATION                                                          600,000             21,225,000
  Military electronic equipment
UNITED TECHNOLOGIES CORPORATION                                            200,000             18,975,000
  Manufacturer of elevators, jet engines, flight systems, and automotive parts
                                                                                             ------------
                                                                                             $ 93,284,375
                                                                                             ------------
AUTOMOTIVE AND RELATED - 2.6%
AUTOLIV (ADRs)+*                                                           135,000            $ 7,897,500
  Swedish supplier of safety restraint systems
DANA CORPORATION                                                           400,000             11,700,000
  Original equipment for trucks; fluid power systems
EATON CORPORATION                                                          225,000             12,065,625
  Equipment for trucks and automobiles
GENUINE PARTS COMPANY                                                      330,000             13,530,000
  Supplier of auto parts
HARLEY-DAVIDSON INC.                                                       500,000             14,375,000
  Motorcycle manufacturer
VOLKSWAGEN AG                                                               20,000              6,696,833
  Manufacturer of automobiles
                                                                                             ------------
                                                                                             $ 66,264,958
                                                                                             ------------

BASIC MATERIALS - 1.0%
ALUMINUM COMPANY OF AMERICA                                                200,000           $ 10,575,000
  U.S. aluminum producer
NUCOR CORPORATION                                                          200,000             11,425,000
  Mini-mill steel production
POHANG IRON & STEEL (ADSs)                                                 125,000              2,734,375
  Korean steel manufacturer
                                                                                             ------------
                                                                                             $ 24,734,375
                                                                                             ------------

BUILDING AND CONSTRUCTION - 1.3%
FLUOR CORPORATION                                                          300,000           $ 19,800,000
  Engineering and related services
SHERWIN-WILLIAMS CORPORATION                                               300,000             12,225,000
  Paints and allied products
                                                                                             ------------
                                                                                             $ 32,025,000
                                                                                             ------------

CHEMICALS - 4.3%
AIR PRODUCTS AND CHEMICALS                                                 200,000           $ 10,550,000
  Industrial gases and chemicals
BAYER AG                                                                    40,000             10,603,550
  Producer of specialty chemicals, pharmaceuticals, and plastics
DOW CHEMICAL COMPANY                                                       250,000             17,593,750
  Diversified chemicals


TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (Continued)                                                    December 31, 1995

                                                                           Shares               Value
                                                                         __________          ____________
CHEMICALS (continued)
EUROPEAN VINYLS CORPORATION                                                162,000            $ 4,201,119
  Market leaders in PVC industry
GREAT LAKES CHEMICAL CORPORATION                                           300,000             21,600,000
  Specialty chemicals
MONSANTO COMPANY                                                           150,000             18,375,000
  Fat substitutes, herbicides, industrial chemicals, pharmaceuticals
MORTON INTERNATIONAL, INC.                                                 350,000             12,556,250
  Adhesives, coatings, and specialty products
OLIN CORPORATION                                                           150,000             11,137,500
  Chemicals; defense products and ammunition; metals
                                                                                             ------------
                                                                                             $106,617,169
                                                                                             ------------

COMMUNICATIONS - 4.2%
ALCATEL ALSTHOM COMPAGNIE GENERALE D'ELECTRICITE                            65,000            $ 5,593,193
  French developer of equipment and systems for
    public telecommunications
ALLTEL CORPORATION                                                         500,000             14,750,000
  Telephone utility
AMERICAN TELEPHONE & TELEGRAPH COMPANY                                     300,000             19,425,000

  INTERNATIONAL AND DOMESTIC TELECOMMUNICATIONS SERVICES
FRONTIER CORPORATION                                                       400,000             12,000,000
  Telephone utility
GTE CORPORATION                                                            600,000             26,400,000
  Telephone systems and equipment
INDOSAT (ADRs)                                                              31,200              1,138,800
  International telecommunications to the Indonesian market
TELE DANMARK (ADSs)                                                        380,000             10,497,500
  Domestic and international telephone services
    in Denmark
TELECOM ITALIA-DI RISP                                                   2,526,000              3,089,101
  Provider of the whole spectrum of
    telecommunications services throughout Italy
TELECOM ITALIA MOBILE-DI RISP                                            2,526,000              2,656,436
  Provider of the whole spectrum of mobile
    telecommunications services throughout Italy
U.S. WEST, INC.                                                            300,000             10,725,000
  Telephone utility
                                                                                             ------------
                                                                                             $106,275,030
                                                                                             ------------

COMPUTER AND BUSINESS SERVICES - 2.4%
FIRST DATA CORPORATION                                                     250,000           $ 16,718,750
  Information processing services
HEWLETT-PACKARD COMPANY                                                    100,000              8,375,000
  Computers and peripherals
INTEL CORPORATION                                                          300,000             17,043,750
  Semiconductors/memory circuits
MICROSOFT CORPORATION*                                                     150,000             13,171,875
  Computer software
OLIVETTI & C SPA                                                         6,500,000              5,210,642
  PCs, minicomputers, workstations, and peripherals
                                                                                             ------------
                                                                                             $ 60,520,017
                                                                                             ------------

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (Continued)                                                    December 31, 1995

                                                                           Shares               Value
                                                                         __________          ____________
CONSUMER GOODS AND SERVICES - 12.7%
ADIDAS AG                                                                  115,960            $ 6,118,878
  Sporting equipment, footware
ALLIED-DOMECQ PLC                                                          870,000              7,088,075
  International food, drink, and hospitality group
B.A.T. INDUSTRIES PLC                                                    1,440,000             12,681,718
  UK financial services and tobacco company
THE CLOROX COMPANY                                                         250,000             17,906,250
  Household products and specialty tools
COCA-COLA COMPANY                                                          200,000             14,850,000
  Soft drinks, consumer products
COLGATE-PALMOLIVE COMPANY                                                  450,000             31,612,500

  HOUSEHOLD AND PERSONAL CARE PRODUCTS
CPC INTERNATIONAL INC.                                                     300,000             20,587,500
  International food company
EASTMAN KODAK COMPANY                                                      400,000             26,800,000
  Film, chemicals, and health care products
GENERAL MILLS, INC.                                                        200,000             11,550,000
  Consumer foods and restaurants
GILLETTE COMPANY                                                           300,000             15,637,500
  Personal care products
HASBRO, INC.                                                               500,000             15,500,000
  Manufacturer of games and hobby products; infant products
LIZ CLAIBORNE, INC.                                                        600,000             16,650,000
  Designer and distributor of women's apparel
PEPSICO, INC.                                                              275,000             15,365,625
  Soft drinks and consumer products
PHILIP MORRIS COMPANIES, INC.                                              175,000             15,837,500
  Tobacco, food, and beverage manufacturer
PROCTER & GAMBLE COMPANY                                                   250,000             20,750,000
  Household and personal care products
RJR Nabisco Holdings Corporation                                           500,000             15,437,500

  PROCESSED FOODS, CONSUMER PRODUCTS
RUBBERMAID INCORPORATED                                                    800,000             20,400,000
  Manufacturer of plastic and rubber household products
SARA LEE CORPORATION                                                       600,000             19,125,000
  Processed foods, consumer products
SCHWEITZER-MAUDUIT INTERNATIONAL, INC.                                      35,000                809,375
  Manufacturer of cigarette paper
WENDY'S INTERNATIONAL, INC.                                                700,000             14,875,000
  Fast food restaurant franchise
                                                                                             ------------
                                                                                             $319,582,421
                                                                                             ------------

DIVERSIFIED - 2.6%
ALLIED-SIGNAL, INC.                                                        400,000           $ 19,000,000
  Aerospace and automotive materials
CORNING, INC.                                                              350,000             11,200,000
  Specialty glass products
DOVER CORPORATION                                                          350,000             12,906,250
  Elevators; petroleum equipment; and industrial products
TENNECO, INC.                                                              456,300             22,643,887

                                                                                             ------------
 Natural gas pipelines; shipbuilding; auto parts; chemicals; plastic packaging               $ 65,750,137
                                                                                             ------------

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (Continued)                                                    December 31, 1995

                                                                           Shares               Value
                                                                         __________          ____________
DRUGS AND HEALTH CARE - 6.6%
ABBOTT LABORATORIES                                                        300,000           $ 12,525,000
  Diversified health care products
AMERICAN HOME PRODUCTS CORPORATION                                         200,000             19,400,000
  Pharmaceuticals, food, and housewares
BAUSCH & LOMB, INCORPORATED                                                565,000             22,388,125
  Sunglasses, eye care products
BRISTOL-MYERS SQUIBB COMPANY                                               250,000             21,468,750
  Health and personal care products
GUIDANT CORPORATION                                                        450,000             19,012,500
  Cardiac rhythm management and coronary artery disease intervention
MERCK & CO., INC.                                                          300,000             19,725,000
  Pharmaceutical company
PHARMACIA & UPJOHN, INC.                                                   200,000              7,750,000
  Pharmaceutical manufacturer
UNITED HEALTHCARE CORPORATION                                              350,000             22,925,000
  National managed health care company
WARNER-LAMBERT COMPANY                                                     200,000             19,425,000
  Drug, toiletries, and food manufacturer
                                                                                             ------------
                                                                                             $164,619,375
                                                                                             ------------

ELECTRIC AND GAS UTILITIES - 2.3%
BRITISH GAS PLC (ADRs)                                                     115,000            $ 4,485,000
  Major gas supplier in UK
CHINA LIGHT & POWER CO. LTD. (ADRs)                                      1,000,000              4,604,200
  Electric utility in Hong Kong and China
EMPRESA NACIONAL DE ELECTRICIDAD (ADRs)                                    132,000              7,557,000
  Major electric utility in Spain
HUANENG POWER INTERNATIONAL (ADRs)*                                        220,000              3,162,500
  Flagship power company of China
SONAT INC.                                                                 550,000             19,593,750
  Oil and gas production and pipelines
THE WILLIAMS COMPANIES, INC.                                               400,000             17,550,000
  Oil and gas production and pipelines
                                                                                             ------------
                                                                                             $ 56,952,450
                                                                                             ------------

ELECTRONICS - 2.3%
AMP INC.                                                                   320,000           $ 12,280,000
  Manufacturer of electronic connectors and systems
APPLIED MATERIALS, INC.                                                    350,000             13,759,375
  World's largest supplier of semiconductor fabrication equipment
MOTOROLA INC.                                                              275,000             15,675,000
  Producer of semiconductors and communications equipment

PHILIPS ELECTRONICS N.V. (ADRS)                                            100,000              3,587,500
  Consumer and industrial electronics
TERADYNE, INC.                                                             500,000             12,500,000
  Semiconductor test equipment
                                                                                             ------------
                                                                                             $ 57,801,875
                                                                                             ------------

ENERGY - 7.7%
AMOCO CORPORATION                                                          400,000           $ 28,750,000
  Oil and gas producer
ANADARKO PETROLEUM COMPANY                                                 193,000             10,446,125
  Oil and gas exploration, development, and production

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (Continued)                                                    December 31, 1995

                                                                           Shares               Value
                                                                         __________          ____________

ENERGY (continued)
ATLANTIC RICHFIELD COMPANY                                                 125,000           $ 13,843,750
  Oil producer and West Coast marketer
BAKER HUGHES INCORPORATED                                                  500,000             12,187,500
  Oil service company
ENRON CORPORATION                                                          500,000             19,062,500
  Pipeline exploration and production
EXXON CORPORATION                                                          300,000             24,037,500
  Integrated oil and gas company
PANHANDLE EASTERN CORPORATION                                              750,000             20,906,250

  OIL AND GAS PRODUCTION AND PIPELINES
SCHLUMBERGER LTD.                                                          300,000             20,775,000
  Worldwide energy services
TEXACO INC.                                                                300,000             23,550,000
  International oil company
TOTAL S.A. CLASS "B"                                                        75,000              5,051,972
  International oil enterprise
UNION PACIFIC RESOURCES GROUP INC.                                         200,000              5,075,000
  Producer of natural gas
USX-MARATHON GROUP, INC.                                                   500,000              9,750,000
  Worldwide oil and gas producer and refiner
                                                                                             ------------
                                                                                             $193,435,597
                                                                                             ------------

ENTERTAINMENT AND LEISURE - 1.3%
DISNEY (WALT) COMPANY                                                      300,000           $ 17,700,000
  Film entertainment, amusement parks, and
    other forms of leisure related activities
NEWS CORP. LTD. (ADRs)                                                     260,000              5,557,500
  Worldwide media and television provider
NEWS CORP. LTD. (ADRs--Voting Preference Shares)                           130,000              2,502,500
  Worldwide media and television provider
U.S. WEST MEDIA, INC.                                                      300,000              5,700,000
  Cable television operator
                                                                                             ------------
                                                                                             $ 31,460,000
                                                                                             ------------

ENVIRONMENTAL MANAGEMENT - 0.3%
BROWNING-FERRIS INDUSTRIES, INC.                                           250,000           $  7,375,000
                                                                                             ------------
  Solid- and liquid-waste management services

FINANCE AND INSURANCE - 9.3%
AMERICAN INTERNATIONAL GROUP, INC.                                         300,000           $ 27,750,000
  International insurance holding company
AXA S.A.                                                                    75,000              5,044,329
  Provider of financial services and insurance
BANKAMERICA CORPORATION                                                    300,000             19,425,000
  Largest commercial bank in California and Western states
BANK OF NEW YORK COMPANY, INC.                                             400,000             19,500,000
  Commercial bank
CORPORACION BANCARIA DE ESPANA, S.A. (ADRs)                                489,000              9,841,125
  Spanish banking and financial services company
FEDERAL NATIONAL MORTGAGE ASSOCIATION                                      100,000             12,412,500
  Mortgage financing
GENERAL RE CORPORATION                                                     140,000             21,700,000
  Largest property casualty re-insurer in the US

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (Continued)                                                    December 31, 1995

                                                                           Shares               Value
                                                                         _________           ____________

FINANCE AND INSURANCE (continued)
Grupo Financiero Banamex Accival, S.A. Class "B"                         2,176,000            $ 3,626,196
  One of the largest financial companies in Mexico
    involved in banking and stockbroking
HOUSEHOLD INTERNATIONAL, INC.                                              350,000             20,693,750
  Consumer loans, credit cards, equity loans, and life insurance
INTERNATIONALE NEDERLANDEN BANK N.V.                                       166,846             11,123,067
  Largest banking and insurance services group in the Netherlands
MBNA CORPORATION                                                           300,000             11,062,500
  Issuer of bank credit cards
MORGAN (J.P.) & CO., INC.                                                  300,000             24,075,000
  Commercial and wholesale banking, based in New York
ST. PAUL COMPANIES                                                         200,000             11,125,000
  Property and casualty insurance
SOCIETE GENERALE                                                            35,711              4,403,374
  Provider of full banking and financial services
STATE STREET BOSTON CORPORATION                                            350,000             15,750,000
  Northeast bank
TRAVELERS INCORPORATED                                                     250,000             15,718,750
  Broad-based financial services company
                                                                                             ------------
                                                                                             $233,250,591
                                                                                             ------------

MANUFACTURING AND
  INDUSTRIAL EQUIPMENT - 5.3%
BBC BROWN BOVERI (ADRs)                                                     88,500           $ 10,306,347
  Manufacturer of heavy equipment for electric power
    generation and distribution
BTR PLC                                                                  1,300,000              6,637,262
  UK Global manufacturer of industrial goods
EMERSON ELECTRIC CO.                                                       250,000             20,437,500
  Electric motors, hand-held tools, and miscellaneous electric equipment
GENERAL ELECTRIC COMPANY                                                   500,000             36,000,000
  Supplier of electrical equipment and other industrial and
    consumer products
GENERAL SIGNAL CORPORATION                                                 450,000             14,568,750
  Capital goods producer
ILLINOIS TOOL WORKS, INC.                                                  275,000             16,225,000
  Manufacturer of fasteners, tools, and plastic items
MANNESMANN                                                                  15,000              4,766,794
  Plant and machinery construction; automotive technology
MINNESOTA MINING & MANUFACTURING COMPANY                                   300,000             19,875,000
  Consumer and industrial goods and services
PACIFIC DUNLOP LTD.                                                      1,500,000              3,509,494
  Australian manufacturer of a wide range of products
                                                                                             ------------
                                                                                             $132,326,147
                                                                                             ------------

PAPER AND FOREST PRODUCTS - 2.7%
BOWATER INCORPORATED                                                       250,000            $ 8,875,000
  Manufacturer of newsprint and coated paper
INTERNATIONAL PAPER COMPANY                                                350,000             13,256,250
  Paper and paper products; specialty products; wood and timber
KIMBERLY-CLARK CORPORATION                                                 350,000             28,962,500
  Consumer paper products; newsprint

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (Continued)                                                    December 31, 1995

                                                                           Shares               Value
                                                                         __________          ____________
PAPER AND FOREST PRODUCTS (continued)
LOUISIANA-PACIFIC CORPORATION                                              500,000           $ 12,125,000
  Lumber, plywood, and pulp
STORA KOPPARBERGS CLASS "B"                                                290,000              3,472,792
  Manufactuer of forestry products
                                                                                             ------------
                                                                                             $ 66,691,542
                                                                                             ------------

PUBLISHING - 2.2%
DONNELLEY (R.R.) & SONS COMPANY                                            300,000           $ 11,812,500
  Printing and computer services
GANNET CO., INC.                                                           200,000             12,275,000
  Newspapers, radio and TV broadcasting
READER'S DIGEST ASSOCIATION INC. CLASS "A"                                 250,000             12,812,500
  Publisher of periodicals, books, videos, and records
REED ELSEVIER                                                              650,000              8,650,498
  Global printer and publisher of professional trade journals and magazines
TRIBUNE CO.                                                                150,000              9,168,750
  Book publishing, newsprint operations
                                                                                             ------------
                                                                                             $ 54,719,248
                                                                                             ------------

REAL ESTATE INVESTMENT TRUSTS - 1.5%
AVALON PROPERTIES, INC.                                                    500,000           $ 10,750,000
  REIT focusing on apartment properties in the Eastern United
    States
KIMCO REALTY CORPORATION                                                   450,000             12,262,500
  High-quality REIT operator of shopping centers
SECURITY CAPITAL INDUSTRIAL TRUST                                          400,000              7,000,000
  Real estate investment trust
SECURITY CAPITAL PACIFIC TRUST                                             400,000              7,900,000
  Real estate investment trust involved in multi-family residential properties
                                                                                             ------------
                                                                                             $ 37,912,500
                                                                                             ------------

RETAIL TRADE - 6.3%
AMERICAN STORES COMPANY                                                    750,000           $ 20,062,500
  Food retailer
DILLARD DEPARTMENT STORES INC.                                             400,000             11,400,000
  Major department store chain
LOWE'S COMPANIES, INC.                                                     600,000             20,100,000
  Building products, retail and wholesale
MAY DEPARTMENT STORES COMPANY                                              600,000             25,350,000

  LARGE DEPARTMENT STORE CHAIN
NORDSTROM, INC.                                                            400,000             16,150,000
  Department store chain
THE PEP BOYS - MANNY, MOE AND JACK                                         500,000             12,812,500
  Auto parts store
SEARS, ROEBUCK & COMPANY                                                   400,039             15,601,521
  Major department store
WAL-MART STORES, INC.                                                    1,000,000             22,375,000
  Largest discount retail chain
WOOLWORTH CORPORATION                                                    1,000,000             13,000,000
  Discount and variety retailer
                                                                                             ------------
                                                                                             $156,851,521
                                                                                             ------------

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (Continued)                                                    December 31, 1995

                                                                            Shares
                                                                         or Prin. Amt.           Value
                                                                         _____________       ____________
TRANSPORTATION - 2.1%
CALIBER SYSTEM, INC.                                                      355,000 shs.     $   17,306,250
  Motor carrier
CONRAIL INC.                                                              250,000              17,500,000
  Freight railroad system
JURONG SHIPYARD LTD.                                                      425,000               3,275,472
  Leading ship repair company in Singapore
NORFOLK SOUTHERN CORPORATION                                              200,000              15,875,000
  Railroad holding company, motor carrier
                                                                                           --------------
                                                                                           $   53,956,722
                                                                                           --------------
TOTAL COMMON STOCKS
  (Cost: $1,651,233,536)                                                                   $2,122,406,050
                                                                                           --------------

CONVERTIBLE ISSUES - 7.2%

CONVERTIBLE DEBENTURES - 3.4%

AUTOMOTIVE AND RELATED - 0.8%
Exide Corporation, 2.90%, 12/15/2005+                                 $14,000,000           $  10,115,000
Magna International Inc., 5%, 10/15/2002                               10,000,000              10,175,000
                                                                                            -------------
                                                                                            $  20,290,000
                                                                                            -------------

COMPUTER AND BUSINESS SERVICES - 0.5%
EMC Corporation, 4 1/4%, 1/1/2001                                      13,000,000           $  12,935,000
                                                                                            -------------

DIVERSIFIED - 0.9%


Cooper Industries Inc., 7.05%, 1/1/2015                                10,000,000           $  10,350,000
                                                                                            -------------
MascoTech Inc., 4 1/2%, 12/15/2006                                     15,000,000              11,737,500
                                                                                            -------------
                                                                                            $  22,087,500
                                                                                            -------------

FINANCE AND INSURANCE - 0.4%
AXA S.A., 6%, 1/1/2001                                                  3,614,185           $   4,748,136
Liberty Life International, 6 1/2%, 9/30/2004                           3,500,000               4,602,500
                                                                                            -------------
                                                                                            $   9,350,636
                                                                                            -------------

MANUFACTURING AND
 INDUSTRIAL EQUIPMENT - 0.5%
Teco Electrical and Machinery, 2 3/4%, 4/15/2004                        3,000,000               2,351,250
TriMas Corporation, 5%, 8/1/2003                                       10,000,000               9,800,000
                                                                                            -------------
                                                                                            $  12,151,250
                                                                                            -------------

PACKAGING AND PAPER - 0.1%
Land and General Berhad, 4 1/2%, 7/26/2004                              3,000,000           $   3,397,500

                                                                                            _____________

TRANSPORTATION - 0.2%
Nippon Yusen, 2%, 9/29/2000                                             4,879,227           $   5,757,488
                                                                                            -------------

TOTAL CONVERTIBLE DEBENTURES
  (COST: $83,556,270)                                                                       $  85,969,374
                                                                                            -------------

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (Continued)                                                    December 31, 1995

                                                                           Shares               Value
                                                                         __________          ____________

CONVERTIBLE PREFERRED STOCKS - 3.8%

COMPUTER AND BUSINESS SERVICES - 0.9%
General Motors Corporation Series "C", $3.25                              325,000           $  23,806,250
                                                                                            -------------

DIVERSIFIED - 0.5%
Corning Inc. (Delaware), 6%                                               250,000           $  12,593,750
                                                                                            -------------

FINANCE AND INSURANCE - 1.4%
Citicorp, $5.375+                                                         100,000           $  18,312,500
Travelers Incorporated, 5 1/2%                                            180,000              15,705,000

                                                                                            _____________
                                                                                            $  34,017,500
                                                                                            -------------

STEEL - 1.0%
AK Steel Holdings Corporation, 7%                                         350,000           $  11,965,625
Bethlehem Steel Corporation, $3.50+                                       300,000              13,125,000
                                                                                            -------------
                                                                                            $  25,090,625
                                                                                            -------------

TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST: $79,637,560)                                                                       $  95,508,125
                                                                                            -------------

TOTAL CONVERTIBLE ISSUES
  (COST: $163,193,830)                                                                      $ 181,477,499
                                                                                            -------------

TRI-CONTINENTAL FINANCIAL DIVISION++ - 1.2%
  (COST: $25,844,937)                                                                       $  31,049,388

                                                                                            _____________

SHORT-TERM HOLDINGS - 4.1%
  (COST: $103,000,000)                                                                      $ 103,000,000
                                                                                            -------------

TOTAL INVESTMENTS - 97.2%
  (COST: $1,943,272,303)                                                                   $2,437,932,937

OTHER ASSETS LESS LIABILITIES - 2.8%                                                           68,852,821

                                                                                           --------------
NET INVESTMENT ASSETS - 100.0%                                                             $2,506,785,758
                                                                                           ==============


------------------------------------------
 *Non-income producing security.
 +Rule 144A security.
 ++Restricted securities, see note 6 to financial statements.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

  a. Investments in stocks, bonds, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

  b. The books and records of the Corporation are maintained in U.S. dollars. The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions.

          The Corporation separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Corporation separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

  c. The Corporation may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions.

 d. There is no provision for federal income or excise tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

 e. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

  f. The  treatment for financial  statement  purposes of  distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net investment assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Corporation.

2. Under the Corporation's Charter, dividends on the Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation's option at any time on 30 days' notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

   The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 1995, 1,837,697 shares were purchased from Plan participants and on the open market at a cost of $40,543,318 which represented a weighted average discount of 16.6% from the net asset value of those acquired shares. A total of 1,890,436 shares were issued to Plan participants during the year for proceeds of $42,080,503, a discount of 16.9% from the net asset value of those shares.

   At December 31, 1995, 209,491 shares of Common Stock were reserved for issuance upon exercise of 15,472 Warrants, each of which entitled the holder to purchase 13.54 shares of Common Stock at $1.66 per share. Assuming the exercise of all Warrants outstanding at December 31, 1995, net investment assets would have increased by $347,755 and the net asset value of the Common Stock would have been $27.52 per share. The number of Warrants exercised during the years 1995 and 1994, was 350 and 69, respectively.

3. Purchases and sales of portfolio securities, excluding short-term investments, amounted to $1,328,927,398 and $1,465,483,623, respectively. At December 31, 1995, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency transactions, amounted to $528,766,920 and $34,106,286, respectively.

4. At December 31, 1995, the Corporation owned short-term investments which matured in less than 7 days.

5. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Corporation and provides necessary personnel and facilities. Compensation of all officers of the Corporation, all directors of the Corporation who are employees or consultants of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation's daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the year ended December 31, 1995, was equivalent to an annual rate of 0.42% of the average daily net assets of the Corporation. Seligman Henderson Co. (the "Subadviser"), a 50% owned affiliate of the Manager, is entitled to a portion of the Manager's fee for acting as subadviser for certain of the international investments of the Corporation.

   Seligman Data Corp., owned by the Corporation and certain associated investment companies, charged the Corporation at cost $3,339,270 for stockholder account services. The Corporation's investment in Seligman Data Corp. is recorded at a cost of $43,681.

   Certain officers and directors of the Corporation are officers or directors of the Manager, the Subadviser, and/or Seligman Data Corp.

   Fees of $85,000 were incurred by the Corporation for legal services of Sullivan & Cromwell, a member of which firm is a director of the Corporation.

   The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1995, of $387,419 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

6.  At  December  31,  1995,  the  Tri-Continental  Financial  Division  of  the
Corporation was comprised of four investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships and stock, along with their cost and values at December 31, 1995, are as follows:

          Investments                Acquisition Date(s)             Cost                  Value
----------------------------------   ------------------          -----------           -----------

Tempest Reinsurance Company Ltd.     9/13/93                     $10,000,000           $13,384,000
Water Street Corporate Recovery
 Fund I, L.P.                        10/9/90 to 12/22/95           1,193,271               972,563
WCAS Capital Partners II, L.P.       12/11/90 to 10/10/95          7,725,660             8,688,509
Whitney Subordinated Debt Fund, L.P. 7/12/89 to 12/22/95           6,926,006             8,004,316
                                                                 -----------           -----------
  Total                                                          $25,844,937           $31,049,388
                                                                 ===========           ===========

7. Following is a summary of unaudited quarterly results of operations, in thousands of dollars except for per share amounts:

                                                  For quarters ended in the year 1995
                                 ---------------------------------------------------------------------
                                  March 31            June 30            Sept. 30             Dec. 31
                                 ---------           --------           ---------            --------

Total investment income          $  18,606           $ 20,059           $  17,445            $ 20,629
Net investment income for
  Common Stock                   $  14,661           $ 15,906           $  13,331            $ 16,452
  Per Common share               $    0.17           $   0.19           $    0.16            $   0.20
Net realized and unrealized
  investment gain                $ 132,012           $159,391           $ 118,105            $113,894
  Per Common Share               $    1.56           $   1.88           $    1.39            $   1.34

                                                  For quarters ended in the year 1994
                                 ---------------------------------------------------------------------
                                  March 31            June 30            Sept. 30             Dec. 31
                                 ---------           --------           ---------            --------

Total investment income          $  17,474           $ 20,844           $  20,662            $ 20,697
Net investment income for
 Common Stock                    $  13,479           $ 16,919           $  16,847            $ 16,845
 Per Common share                $    0.17           $   0.21           $    0.21            $   0.21
Net realized and unrealized
 investment gain (loss)          $(79,263)           $(58,099)          $  48,127            $(41,343)
 Per Common Share                $  (1.00)           $  (0.74)          $    0.60            $  (0.53)

FINANCIAL HIGHLIGHTS

The Corporation's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the Corporation's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment, assuming it was held throughout the year. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts.

The total investment return based on market value measures the Corporation's performance assuming investors purchased shares of the Corporation at the market value as of the beginning of the period, invested dividends and capital gains paid as provided for in the Corporation's Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value per share on the last day of the period. The total investment return based on net asset value is similarly computed except that the Corporation's net asset value is substituted for the corresponding market value. The total investment return computations do not reflect any sales commissions investors may incur in purchasing or selling shares of the Corporation.

The ratios of expenses to average net assets and net investment income to average net assets for the years presented do not reflect the effect of dividends paid to Preferred Stockholders.

                                                                Year Ended December 31,
                                       ------------------------------------------------------------------
                                        1995           1994           1993           1992          1991
                                       --------      --------        -------       --------      --------
PER SHARE OPERATING PERFORMANCE:
Net asset value,

 beginning of year                     $  23.70      $  27.49        $ 28.03       $  28.57      $  24.60
                                       --------      --------        -------       --------      --------
Net investment income                       .74           .83            .83            .81           .81
Net realized and unrealized
 investment gain (loss)                    6.14        (1.69)           1.46           1.19          5.79
Net realized and unrealized
 gain on foreign currency transactions      .03           .02             --             --            --
                                       --------      --------        -------       --------      --------
Increase (decrease) from
 investment operations                     6.91         (.84)           2.29           2.00          6.60
Dividends paid on
 Preferred Stock                          (.02)         (.03)          (.03)          (.03)         (.03)
Dividends paid on
 Common Stock                             (.73)         (.79)          (.80)          (.78)         (.78)
Distribution from
 net gain realized                       (2.01)        (1.90)         (1.80)          (.70)        (1.80)
Issuance of Common Stock
 in gain distributions                    (.27)         (.23)          (.19)          (.05)         (.02)
Issuance of Common Stock
 upon Warrant exercise                      --            --           (.01)            --            --
Issuance of Common Stock
 from exercise of Rights                    --            --              --          (.97)           --
Rights offering costs                       --            --              --          (.01)           --
                                       --------      --------        -------       --------      --------
Net increase (decrease)
 in net asset value                        3.88        (3.79)          (.54)          (.54)          3.97
                                       --------      --------        -------       --------      --------
Net asset value,
 end of year                           $  27.58      $  23.70        $ 27.49       $  28.03      $  28.57
                                       ========      ========        =======       ========      ========


                                                              Year Ended December 31,

                                      --------------------------------------------------------------------
                                        1995           1994            1993          1992          1991
                                      ---------      --------       ---------      ---------    ----------
Adjusted net asset value,
  end of year*                        $  27.52       $23.65          $ 27.42       $ 27.95      $  28.48
Market value, end of year             $  22.625      $19.875         $ 23.75       $ 25.50      $  27.75

TOTAL INVESTMENT RETURN:
  Based upon market value                27.95%       (5.07)%           3.47%          .61%+       42.98%
  Based upon net asset value             30.80%       (2.20)%           8.95%         7.42%+       27.91%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average
  net assets                               .63%         .64%             .66%          .67%          .67%
Net investment income to
  average net assets                      2.71%        3.08%            2.88%         2.86%         2.90%
Portfolio turnover rate                  62.28%       70.38%           69.24%        44.35%        49.02%
Net investment assets,
  end of year (000's omitted):
  For Common Stock                    $2,469,149     $1,994,098     $2,166,212    $2,088,102   $1,833,664
  For Preferred Stock                     37,637         37,637         37,637        37,637       37,637
                                      ----------     ----------     ----------    ----------   ----------

Total net investment assets           $2,506,786     $2,031,735     $2,203,849    $2,125,739   $1,871,301
                                      ==========     ==========     ==========    ==========   ==========



--------------------------------------------------------------------------------
* Assumes the exercise of outstanding warrants.
+ The total investment returns for 1992 have been adjusted for the effect of the exercise of Rights (equivalent to approximately $0.97 per share), assuming full subscription by Common Stockholders.

See notes to financial statements.

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS AND SECURITY HOLDERS,
TRI-CONTINENTAL CORPORATION:

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, and the statement of capital stock and surplus of Tri-Continental Corporation as of December 31, 1995, the related statements of operations for the year then ended and of changes in net investment assets for the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the Corporation's custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Tri-Continental Corporation as of December 31, 1995, the results of its operations, the changes in its net investment assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/Deloitte & Touche LLP
Deloitte & Touche LLP
New York, New York
February 2, 1996

--------------------------------------------------------------------------------

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

SUBADVISER
Seligman Henderson Co.
100 Park Avenue
New York, NY 10017

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) TRI-1092     STOCKHOLDER
                   SERVICES
(800) 445-1777     RETIREMENT PLAN
                   SERVICES
(800) 622-4597     24-HOUR AUTOMATED
                   TELEPHONE ACCESS SERVICE

TRI-CONTINENTAL CORPORATION
Board of Directors

FRED E. BROWN
DIRECTOR AND CONSULTANT,
 J. & W. Seligman & Co.
  Incorporated

JOHN R. GALVIN (2,4)
DEAN, Fletcher School of Law  and
 Diplomacy at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN (3,4)
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic
 Development
DIRECTOR, NYNEX
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (2,4)
CHAIRMAN AND CEO, Kerr-McGee
 Corporation
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
PARTNER, Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum
 Corporation

BETSY S. MICHEL (2,4)
DIRECTOR OR TRUSTEE,
 Various Organizations

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD AND PRESIDENT,
 J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Daniel Industries, Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3,4)
PARTNER, Pitney, Hardin, Kipp & Szuch,
 Law Firm
DIRECTOR, Public Service Enterprise Group

JAMES Q. RIORDAN (3,4)
DIRECTOR, The Brooklyn Union Gas
 Company
TRUSTEE, Committee for Economic
 Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RONALD T. SCHROEDER (1)
MANAGING DIRECTOR, J. & W. Seligman & Co.
 Incorporated

ROBERT L. SHAFER (3,4)
VICE PRESIDENT, Pfizer Inc.
DIRECTOR, USLIFE Corporation

JAMES N. WHITSON (2,4)
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
 Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply
 Company

BRIAN T. ZINO (1)
PRESIDENT
MANAGING DIRECTOR, J. & W. Seligman & Co.
 Incorporated


   --------------------

   Member:
     (1) Executive Committee
     (2) Audit Committee
     (3) Director Nominating Committee
     (4) Board Operations Committee

--------------------------------------------------------------------------------
Executive Officers
   WILLIAM C. MORRIS
   CHAIRMAN

   BRIAN T. ZINO
   PRESIDENT

   CHARLES C. SMITH, JR.
   VICE PRESIDENT

   LAWRENCE P. VOGEL
   VICE PRESIDENT

   THOMAS G. ROSE
   TREASURER

   FRANK J. NASTA
   SECRETARY

                          TRI-CONTINENTAL CORPORATION
                                   MANAGED BY
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF STOCKHOLDERS OR THOSE WHO HAVE RECEIVED THE CURRENT PROSPECTUS COVERING SHARES OF COMMON STOCK OF TRI-CONTINENTAL CORPORATION, WHICH CONTAINS INFORMATION ABOUT MANAGEMENT FEES
                                AND OTHER COSTS.


                                                                    CETR12 12/95